EVENTS SUBSEQUENT TO JUNE 30, 2026	6 Months Ended
Jun. 30, 2026
EVENTS SUBSEQUENT TO JUNE 30, 2026
EVENTS SUBSEQUENT TO JUNE 30, 2026

NOTE 11 - EVENTS SUBSEQUENT TO JUNE 30, 2026:

a.	On August 27, 2026, the Company completed the sale of its 70% interest in THI to a subsidiary of Apotex Health Corp. (“Apotex”) for an upfront payment of $18 million, which was received upon the completion of the transaction, and up to an additional $35 million in potential payments based on worldwide net sales milestones.

In connection with the transaction, the Company agreed to a five-year non-compete covenant in relation to Talicia® in the U.S. and its territories. In addition, the Company, through a subsidiary, entered into a Transition Services Agreement with Apotex, pursuant to which the Company and its affiliates will provide certain transition services for an initial period of six months, with an option by Apotex to extend certain limited services for an additional three months.

b.	On August 28, 2026, the Company, through a subsidiary, entered into a License and Commercial Supply Agreement with Ferring Pharmaceuticals (“Ferring”) for exclusive global commercialization rights to Rebyota® and exclusive U.S. commercialization rights to Clenpiq® (together, the “Products”). The agreement has an initial term of thirteen years, with automatic successive two-year renewals.

The Company made an upfront payment of $12 million and agreed to pay tiered royalties of 5% to 20% on net sales, as well as potential sales milestone and other contingent payments. The agreement also includes the purchase of existing Rebyota® inventory and minimum annual purchase commitments for Rebyota® during 2027 through 2029. Ferring will continue to manufacture and supply the Products.